APAC CUSTOMER SERVICES, INC. Investor Presentation Nasdaq: APAC May 23, 2007 June 5-13, 2007 Robert J. Keller, President & CEO George H. Hepburn, SVP & CFO

Forward-Looking Statements Certain statements, including discussions of the Company's expectations for 2007 and beyond, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements. Please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and the Company's Quarterly Report on Form 10-Q for the quarter ended April 1, 2007 for a description of the factors that could cause such results to differ. The Company intends its forward-looking statements to speak only as of the date made and undertakes no obligation to update or revise any forward-looking statements. To supplement the Company's consolidated financial statements presented in accordance with GAAP, the Company uses certain measures defined as non-GAAP financial measures by the SEC. Information regarding the reconciliation of the non-GAAP measures used in this presentation to our GAAP results are contained in the appendix and are also available on our website at http://www.apaccustomerservices.com and through the SEC.

Investment Highlights Pure play provider of inbound customer care services Benefiting from dynamic industry conditions Stable, blue chip client base with concentration in two key verticals, healthcare and publishing Growing reputation for high-quality customer service driving new business awards and helping propel off-shore growth Continuing to improve domestic capacity utilization Earning reputation for excellence in managed-site business Positioned to capture financial benefits of higher-margin off-shore business model

Company Overview Deliver critical, highly customized inbound customer care services for Fortune 500 clients Capacity as of 3/31/07 Centers No. of Seats Domestic1 8 4,600 Off-shore (the Philippines)2 4 2,205 1 700-seat UPS Tampa site came on line on 4/31/07 2 Includes temporary facility that will close in Q2 upon transition of employees to 3rd Philippines site Strategic realignment completed; well-articulated strategy for future growth being implemented More than 7,800 employees

Benefiting from Dynamic Industry Conditions Outsourced customer care services market growing from $51.4 billion in 2005 to $92.2 billion in 2010, a CAGR of 12.4%1 Growth coming from under-penetrated verticals: healthcare, financial services, retail and government Growing client acceptance of outsourcing customer care services Intensifying competition putting pressure on clients to increase quality while containing costs and preserving margins Concerns regarding privacy and information security successfully addressed Accelerating trend of providing services offshore due to domestic cost increases Highly fragmented market showing early signs of consolidation 1 APAC currently does not aggressively participate in all segments of the customer care services market. Source: FBR Research Report, 6/14/06

Competitive Advantages Strong, experienced senior management team from outside industry Early entrant into the Philippines 1st customer care provider to establish sites in Alabang and Cubao Early mover advantage in healthcare vertical Leading provider to publishing vertical Focus on complex applications and customized services Ability to synchronize with clients' IT infrastructure to support delivery of complex applications

Stable, Blue Chip Client Base Clients are financially strong industry leaders who: Place a premium on customer loyalty and retention Have complex service needs View APAC as critical to their business success Clients include UPS, Verizon, The Tribune Company, WellPoint and Citibank Clients' size, stability and scale create opportunities to cross-sell services and increase revenue per client In healthcare and publishing verticals, APAC is primary or sole service provider Offer potential for "lifetime" client relationships APAC currently supports less than 25% of existing clients' customer care activities

Key Verticals Served Within the customer care market, APAC focuses on six key verticals with critical customer care needs: Healthcare: benefits and eligibility, Medicare Part D enrollment, claims processing Publishing: delivery, scheduling, billing issues, subscription collections Business Services: delivery issue resolution, member acquisition, claims processing Financial Services: billing issue resolution, account inquiries Travel & Entertainment: reservation booking, cancellation, billing Communications: wireless tech support, product sales, customer retention, billing issue resolution Strong presence in healthcare and publishing APAC serves the right industries and the right clients APAC serves the right industries and the right clients, with the right applications

Key Verticals Served Key Verticals Served Healthcare revenue increased from 19% in FY 2005 to 39% in Q1 2007 Publishing seats increased 88% from FYE 2005 to quarter-end Q1 2007 Publishing seats increased 88% from FYE 2005 to quarter-end Q1 2007 Publishing seats increased 88% from FYE 2005 to quarter-end Q1 2007

Significant New Business Awards; Healthy Pipeline of Opportunities Reputation for customer service excellence driving new business awards Recent significant wins include: February 2007 - Expanded relationship with UPS January 2007 - Expedia(r) Corporate Travel Healthy pipeline includes many additional opportunities: Opportunities range in size from 50 - 800 seats Primarily healthcare and publishing Opportunities are both offshore and domestic and with both new and existing clients

Why The Philippines? Best location for interactive dialog applications English the primary business language; similar dialect to U.S. Strong customer service orientation Scaleable labor force - 35.2 million with 17% unemployment rate Highly educated labor pool - 400,000+ college graduates annually Career-oriented customer care representatives Open and competitive telecommunications market - a choice of fiber optic network carriers APAC's call centers have redundant lines Better quality delivered at significantly lower cost

2007 Initiatives Strengthen and expand off-shore infrastructure Finish build-out of and transition into third permanent facility Complete training of local management team in preparation for launch of new client programs Drive margin expansion domestically and offshore Add sales resources to focus solely on new client growth Explore day-time work opportunities in the Philippines Begin planning for fourth off-shore facility

Long-Term Growth Opportunities Continue to leverage opportunities in the growing market for outsourced customer care services Grow UPS relationship beyond two existing sites Explore opportunities in complementary businesses Data management and analysis BPO services Consulting services

Financial Overview July 2005 - announced strategic realignment from outbound to inbound service provider with accelerated growth plan off-shore Exit of non-strategic and unprofitable client relationships Closed 12 outbound facilities, eliminated 400+ positions Significantly reduced annualized operating costs and overhead 2006 a transition year - financial results show progress Q4 results demonstrate longer-term potential of business Increased gross margin to 16.3% in Q406 Q406 profitable before deferred tax asset valuation allowance

Financial Progress ($mils) "Strategic" revenue excludes revenue from exited business EBITDA plus restructuring and other charges and asset impairment charges. See the Appendix for information on and reconciliation of Non-GAAP Financial Measures. On a year-over-year basis: "Strategic" revenue grew by 11%+ " Strategic" off-shore revenue grew by >150% Gross profit margins improved by 260 basis points Adjusted EBITDA improved by $6.6 million Adjusted EBITDA improved by $6.6 million Adjusted EBITDA improved by $6.6 million Adjusted EBITDA improved by $6.6 million Adjusted EBITDA improved by $6.6 million Adjusted EBITDA improved by $6.6 million

Q1 2007 Overview 61% year-over-year increase in off-shore revenue Off-shore fixed costs increased due to additional sites and temporary facility Construction delays for third Philippines site impacted results IRS notified APAC of recommendation to allow 2002 tax deduction, resulting in $17.6 million benefit Net income of $0.30 per diluted share; $0.05 net loss excluding tax benefit Awarded second managed site by UPS Closed new bank loan facilities

2007 Business Dynamics Q2 2007 - Most challenging quarter of year Positive Exit temporary off-shore facility and move 460 production seats to 3rd site; final quarter for temporary site costs UPS second site start-up; lower initial margins expected to increase over time with improved site performance Negative Limited incremental production seats and increased labor costs (training) as we begin to staff for new client programs in 3rd off-shore facility Additional investments in supervisory resources to improve off-shore quality Costs associated with reducing domestic seat capacity Q3 2007 - Improving trends Positive Incremental off-shore production seats Begin to realize benefit of domestic cost reductions Full quarter of UPS second site revenue and improving site performance Negative Continued off-shore training and new production seat ramp-up costs Medicare Part D seasonal ramp-up costs Seasonal ramp-up costs in most of our industry verticals

2007 Business Dynamics Q4 2007 - Profitable quarter Positive Off-shore production revenue continues to build with new client programs; ramp-up of additional seats Revenue benefits from Part D enrollment period (November 15-December 31) Revenue seasonality benefits in several verticals, including healthcare, business services and telecommunications Continued benefit of domestic cost reductions; estimated domestic utilization at 90% plus by year-end

Financial Guidance 2007 Guidance Expect Q2 to be most challenging quarter of year with improvement in Q3 and profitable Q4 Targeting year-end production seat count in 3rd site of ~ 1,500 Reducing excess domestic capacity by 1,200 seats starting in Q2 $1-2 million charge; annual savings of $4-5 million 2007 Part D revenue expected to be approximately 50% of 2006 contribution of $33 million Goals over next three years (2007 - 2009) Low double-digit compounded revenue growth Full year benefit of 2nd UPS site in 2008 Anticipate additional sites off-shore Improving gross margins and operational EPS Improving EBITDA margin to 10%+ 2008 full-year EBITDA sufficient to cover 2008 cap ex requirements and begin to pay down debt

Capacity Growth Strategy: Domestic: Manage to high seat utilization and grow through atHOMETM program Off-shore: Add 1,000 - 2,000 seats per year Continuing Shift to Higher-Margin Business Model Business Model Assumptions Includes atHOME TM seats Includes atHOME TM seats

Continuing Shift to Higher-Margin Business Model Business Model Assumptions Margin Improvement Strategy: Manage domestic capacity Continue aggressive growth of higher margin off-shore business Overall margins improve as seat mix shifts off-shore (1) EBITDA plus restructuring and other charges and asset impairment charges as a percentage of revenue. See the Appendix for information on and reconciliation of Non-GAAP Financial Measures. reconciliation of Non-GAAP Financial Measures. reconciliation of Non-GAAP Financial Measures.

Bank Facility ($mils) (1) Borrowing availability under the revolving credit facility is based on accounts receivable and is subject to certain restrictions and limitations set forth in the Loan and Security Agreement with LaSalle Bank National Association. For further details, see the Company's public filings at www.sec.gov. At Q107, APAC had: Net debt outstanding of $22.1 million Total cash and excess availability of $8.9 million under current credit facility Anticipated favorable resolution of IRS tax dispute will create additional availability Full year 2007 cap ex projected to be $15-18 million Debt levels will increase as a result of increased capital expenditures Expect positive cash flow to start reducing debt balance during 2008

Summary Inbound customer care provider with growing reputation for quality service Growing off-shore capacity Higher-margin business model beginning to produce results Healthy pipeline of new business opportunities from both new and existing clients Industry conditions highly favorable Financing in place to fund all known growth opportunities

APPENDIX

Appendix - Income Statement Detail

Appendix - Balance Sheet Detail

Appendix - Cash Flow Detail

Appendix - Non-GAAP Financial Measures To supplement our condensed consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (GAAP), we use the following measures defined as non-GAAP financial measures by the SEC: EBITDA, and adjusted EBITDA. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. The items excluded from these non^GAAP financial measures are significant components of our financial statements and must be considered so in performing a comprehensive analysis of our overall financial results. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our core business operating results. We believe management, investors and lenders benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate internal comparisons to our historical performance and liquidity. We believe that these non-GAAP financial measures are useful to investors and analysts in allowing for greater transparency with respect to supplemental information used by us in our financial and operational decision making. We expect to use consistent methods for computation of non-GAAP financial measures. Our calculations of non-GAAP financial measures may not be consistent with calculations of similar measures used by other companies. The accompanying tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures. Additional information on these non-GAAP financial measures can be found in Item 7 of Part II of our Annual Report on Form 10- K for the year ended December 31, 2006 and in Item 2 of Part I of our Quarterly Report on Form 10-Q for the quarter ended April 1, 2007.

Appendix - Non-GAAP Financial Measures ($000's) We operate on 13 week fiscal quarters. We define EBITDA as net income (loss) plus the provision (benefit) for income taxes, depreciation and amortization, and interest expense. We define adjusted EBITDA as EBITDA plus restructuring and other charges and asset impairment charges. We use EBITDA and adjusted EBITDA, in addition to operating income and cash flows from operating activities, to assess our liquidity and performance, including measuring management incentive plans. In addition, we use adjusted EBITDA to evaluate the performance of our current business model against historic performance without the impact of restructuring and other charges and asset impairment charges resulting from our July 2005 strategic realignment. We believe that EBITDA and adjusted EBITDA are of interest to our investors and analysts to be able to evaluate our financial results using the same measures we use. EBITDA and adjusted EBITDA do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income (loss) or cash flow from operations data as measured in accordance with GAAP. The items excluded from EBITDA and adjusted EBITDA are significant components of our statements of operations and must be considered in performing a comprehensive assessment of our overall financial results. EBITDA and adjusted EBITDA can be reconciled to net income (loss), which we believe to be the most directly comparable financial measure calculated and presented in accordance with GAAP, as follows: